Exhibit 10.7

EXECUTION VERSION

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

by and among

CHARTER COMMUNICATIONS, INC.,

COX ENTERPRISES, INC.,

COX COMMUNICATIONS EQUITY HOLDINGS, INC.

and

ADVANCE/NEWHOUSE PARTNERSHIP

Dated as of August 19, 2026

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT is made and entered into as of August 19, 2026, by and among Charter Communications, Inc., a Delaware corporation (the “Company”), Cox Enterprises, Inc., a Delaware corporation (“Cox”), Cox Communications Equity Holdings, Inc., a Delaware corporation and wholly owned subsidiary of Cox (“Cox Newco”), Advance/Newhouse Partnership, a New York general partnership (“A/N”), and any other A/N Party or Cox Party that has become a party to this Agreement by executing and delivering a counterpart to this Agreement in the form attached hereto as Exhibit A.

RECITALS

WHEREAS, the Company and A/N, among others, are party to that certain Registration Rights Agreement, dated as of May 18, 2016 (the “Existing Registration Rights Agreement”), which was entered into in connection with certain transactions described therein and which provides the Holders (as defined therein) of Registrable Securities (as defined therein) with certain registration rights;

WHEREAS, the Company and Cox, among others, are parties to that certain Transaction Agreement, dated as of May 16, 2025 (the “Transaction Agreement”), pursuant to which Cox and/or Cox Newco, as applicable have received, at the Closing, (i) one share of Class C common stock of the Company, (ii) 33,586,045 Class C Common Units and (iii) 60,000,000 Preferred Units; and

WHEREAS, in connection with the consummation of the transactions contemplated by the Transaction Agreement, the parties hereto desire to enter into this Agreement, which will amend and restate the Existing Registration Rights Agreement with effect from and after the date hereof, in order to grant certain registration rights to the Holders of Registrable Securities as set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Section 1.          Definitions.

(a)          As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” of a Person has the meaning set forth in Rule 12b-2 under the Exchange Act, and “Affiliated” shall have a correlative meaning.  For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities or by contract or otherwise.  Notwithstanding anything to the contrary set forth in this Agreement: (a) the Company and Cox and their respective Affiliates shall not be deemed to be Affiliates of A/N; (b) the Company and A/N and their respective Affiliates shall not be deemed to be Affiliates of Cox; (c) Cox and A/N and their respective Affiliates shall not be deemed to be Affiliates of the Company or Charter Holdings; and (d) Charter Holdings shall not be deemed to be an Affiliate of Cox or A/N or their respective Affiliates.

“Agreement” means this Amended and Restated Registration Rights Agreement, as amended, modified or supplemented from time to time, in accordance with the terms hereof, together with any exhibits, schedules or other attachments hereto.

“A/N” has the meaning set forth in the Preamble.

“A/N Holder” means any A/N Party that has become a party to this Agreement by executing and delivering a counterpart to this Agreement in the form attached hereto as Exhibit A, in each case to the extent such A/N Party is a holder of record or beneficial owner of Registrable Securities.

“A/N Party” has the meaning set forth in the Stockholders Agreement.

“Charter Holdings” means Charter Communications Holdings, LLC, a Delaware limited liability company.

“Class A Common Stock” means the Class A common stock, par value $0.001 per share, of the Company (and shall be deemed to include any publicly traded common stock of a successor to the Company).

“Class B Common Units” means the Class B common units of Charter Holdings.

“Class C Common Units” means the Class C common units of Charter Holdings.

“Closing” has the meaning set forth in the Transaction Agreement.

“Closing Date” has the meaning set forth in the Transaction Agreement.

“Company” has the meaning set forth in the Preamble and includes the Company’s successors by merger, acquisition, consolidation or reorganization, so long as such successor has publicly traded common stock as of the effective date of any such merger, acquisition, consolidation or reorganization.

“Company Controlling Person” has the meaning set forth in Section 10(b).

“Company Equity” means each of the Class A Common Stock, the Class B Common Units, the Class C Common Units and the Preferred Units.

“Covered Person” has the meaning set forth in Section 10(a).

“Cox” has the meaning set forth in the Preamble.

“Cox Holder” means any Cox Party that has become a party to this Agreement by executing and delivering a counterpart to this Agreement in the form attached hereto as Exhibit A, in each case to the extent such Cox Party is a holder of record or beneficial owner of Registrable Securities.

“Cox Newco” has the meaning set forth in the Preamble.

“Cox Party” has the meaning set forth in the Stockholders Agreement.

“Demand Period” has the meaning set forth in Section 2(c)(iii).

“Demand Registration” has the meaning set forth in Section 2(a).

“Demand Registration Request” has the meaning set forth in Section 2(a).

“Derivative Shelf Period” has the meaning set forth in Section 2(b)(ii).

“Derivative Shelf Registrable Securities” means, at any time, any shares of Class A Common Stock (a) delivered or deliverable to an Exchange Holder upon the exchange of Exchangeable Securities, (b) delivered or deliverable to a lender or Hedging Counterparty upon foreclosure of a Pledge, (c) delivered to a Hedging Counterparty upon settlement or unwinding of a Hedging Transaction, (d) sold short by a Hedging Counterparty to establish its hedge under a Hedging Transaction or (e) delivered or deliverable to a Preferred Transferee upon conversion of Preferred Units by such Preferred Transferee, in each case of clauses (a), (b), (c) and (e), which shares are Registrable Securities immediately prior to such delivery, and in the case of clause (d), the shares used to close out the Hedging Counterparty’s stock borrowing may be Registrable Securities.

“Derivative Shelf Registration” has the meaning set forth in Section 2(b)(ii).

“Derivative Shelf Registration Request” has the meaning set forth in Section 2(b)(ii).

“Derivative Shelf Registration Trigger Event” means the occurrence of any of the following during the term of this Agreement: (a) the first date on which any Preferred Units are converted into Class A Common Stock by a Preferred Transferee, (b) thirty (30) days prior to the expected entrance by an Investor Holder into a loan or Hedging Transaction that is secured by a Pledge, (c) thirty (30) days prior to the first date on which any Exchangeable Securities become eligible to be exchanged for Registrable Securities or at such other time when such Exchangeable Securities are eligible to be exchanged for Registrable Securities and the Shelf Registration Statement that may be usable by the Selling Holders is not effective, (d) thirty (30) days prior to the expected settlement or unwinding of a Hedging Transaction in which the Hedging Counterparty is expected to receive Registrable Securities from an Investor Holder or (e) thirty (30) days prior to the expected entrance by an Investor Holder into a Hedging Transaction pursuant to which it is expected that the Hedging Counterparty will need to sell short an amount of shares of Class A Common Stock to establish its hedge which is in excess of the amount permitted under Rule 144.

“Derivative Shelf Underlying Transaction” means, with respect to any Derivative Shelf Registration Trigger Event, the Exchangeable Private Placement, the Pledge (including any loan or Hedging Transaction that is secured by a Pledge), the Hedging Transaction or the offering of Preferred Units to which such Derivative Shelf Registration Trigger Event relates.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Holder” means a holder of record or beneficial owner of Exchangeable Securities.

“Exchangeable Private Placement” means any sale of exchangeable notes or debentures made pursuant to Rule 144A under the Securities Act and in compliance with Sections 3.5(b)(ix) and 3.5(e) of the Stockholders Agreement, which notes or debentures are exchangeable for consideration that includes Registrable Securities.

“Exchangeable Private Placement Request” has the meaning set forth in Section 2(f).

“Exchangeable Securities” means exchangeable notes or debentures issued by an Investor Holder in an Exchangeable Private Placement.

“Exchangeable Security Shelf Period” has the meaning set forth in Section 2(b)(i).

“Exchangeable Security Shelf Registration” has the meaning set forth in Section 2(b)(i).

“Exchangeable Security Shelf Registration Request” has the meaning set forth in Section 2(b)(i).

“Exempt Take-Down Request” has the meaning set forth in Section 2(a).

“Existing Registration Rights Agreement” has the meaning set forth in the Recitals.

“Fully Exchanged Basis” has the meaning set forth in the Stockholders Agreement.

“Governmental Entity” means any United States or foreign (i) federal, state, local, municipal or other government, (ii) governmental or quasi-governmental entity of any nature (including any governmental agency, branch, department, official or entity and any court or other tribunal) or (iii) body exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature, including any arbitral tribunal.

“Hedging Counterparty” means a broker-dealer registered under Section 15(b) of the Exchange Act or an Affiliate thereof, a nationally recognized dealer in over-the-counter corporate equity derivatives, or any other financial institution, in each case that is a qualified institutional buyer (within the meaning of the Securities Act) and that routinely engages in Hedging Transactions in the ordinary course of its business.

“Hedging Transaction” means any transaction by an Investor Holder in compliance with Section 3.5(d) of the Stockholders Agreement involving a security linked to Registrable Securities or any security that would be deemed to be a “derivative security” (as defined in Rule 16a-1(c) under the Exchange Act) with respect to Registrable Securities or any transaction (even if not a security) which would (were it a security) be considered such a derivative security, or which transfers some or all of the economic risk of ownership of Registrable Securities, including, without limitation, any forward contract, variable prepaid forward, contingent forward, equity swap, put or call, put or call equivalent position, collar, non-recourse loan, sale of an exchangeable security or any similar transaction.  For the avoidance of doubt, the parties acknowledge that, subject to and without limiting Section 3.5(d) of the Stockholders Agreement, (x) in connection with a Hedging Transaction, a Hedging Counterparty may engage in short sales of Class A Common Stock pursuant to a Prospectus and the Hedging Counterparty may use Registrable Securities to close out its short position and (y) the following transactions shall be deemed to be Hedging Transactions to the extent made in compliance with Section 3.5(d) of the Stockholders Agreement: (i) transactions by an Investor Holder in which a Hedging Counterparty (A) engages in short sales of shares pursuant to a Prospectus and may use shares of Class A Common Stock beneficially owned by an Investor Holder solely to close out its short position, or (B) uses shares of Class A Common Stock beneficially owned by an Investor Holder solely to settle its initial hedging sales; (ii) transactions pursuant to which an Investor Holder engages in a short sale of shares of Class A Common Stock pursuant to a Prospectus and delivers shares of Class A Common Stock beneficially owned by an Investor Holder to close out its short position; (iii) transactions by an Investor Holder in which an Investor Holder delivers, in a transaction exempt from registration under the Securities Act, shares of Class A Common Stock to the Hedging Counterparty who then publicly resells or otherwise transfers such shares of Class A Common Stock pursuant to a Prospectus or an exemption from registration under the Securities Act; and (iv) any other transaction with respect to the shares of Class A Common Stock intended to be effected as contemplated by the Interpretive Letters.

“Holdback Period” has the meaning set forth in Section 5(a).

“Holder” means an Investor Holder or a Selling Holder.

“Holder Controlling Person” has the meaning set forth in Section 10(a).

“Interpretive Letters” means each of (i) the letter dated December 14, 1999 submitted by Robert W. Reeder and Alan L. Beller to Michael Hayatte of the staff of the Securities and Exchange Commission (the “Staff”) to which the staff responded in an interpretive letter dated December 20, 1999, (ii) the letter dated October 6, 2003 submitted by Robert W. Reeder and Leslie Silverman to Paula Dubberly of the Staff, to which the Staff responded in an interpretive letter dated October 9, 2003 and (iii) the letter dated November 30, 2011 submitted by Robert T. Plesnarski and Glen A. Rae to Thomas Kim of the Staff, to which the Staff responded in an interpretive letter dated December 1, 2011.

“Investor Holder” means an A/N Holder or a Cox Holder.

“LLC Agreement” means the Second Amended and Restated Limited Liability Company Agreement of Charter Holdings, by and among the Company, A/N, Cox Newco, Charter Holdings and the other parties thereto, dated as of the date hereof, as such agreement may be amended from time to time in accordance with its terms.

“Opt-Out Notice” has the meaning set forth in Section 12(p).

“Opting-Out Holder” has the meaning set forth in Section 12(p).

“Other Proposed Sellers” has the meaning set forth in Section 4(b).

“Permitted Transferee” means any A/N Party or Cox Party who has become a holder of record or beneficial owner of Company Equity in accordance with the provisions of Section 3.5 of the Stockholders Agreement or the LLC Agreement, as applicable.

“Person” means any natural person, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, foundation, unincorporated organization or government or other agency or political subdivision thereof.

“Piggyback Notice” has the meaning set forth in Section 4(a).

“Piggyback Registration” has the meaning set forth in Section 4(a).

“Piggyback Seller” has the meaning set forth in Section 4(a).

“Piggyback Shelf Registration Statement” has the meaning set forth in Section 4(a).

“Piggyback Shelf Takedown” has the meaning set forth in Section 4(a).

“Pledge” means (i) a pledge of Registrable Securities to a Hedging Counterparty or (ii) a pledge of Registrable Securities, Class B Common Units, Class C Common Units or Preferred Units issued on or before the date hereof (or as in-kind distributions made after the date hereof on such securities issued on or before the date hereof) to a lender in connection with a secured loan, in accordance with Section 3.5(c) and Section 3.5(d) of the Stockholders Agreement, respectively.

“Preferred Transferee” means a holder of record of Transferred Preferred Units.

“Preferred Units” means the convertible preferred units of Charter Holdings issued to a Cox Party at the Closing.

“Prospectus” means the prospectus or prospectuses (whether preliminary or final) included in any Registration Statement and relating to Registrable Securities or Derivative Shelf Registrable Securities, as amended or supplemented, and including all material incorporated by reference in such prospectus or prospectuses.

“Registrable Securities” means, at any time, any shares of Class A Common Stock (i) held of record or beneficially by A/N, or issued or issuable to any A/N Holder upon the exchange of any Class B Common Units held by any A/N Holder on or before the date hereof, (ii) issued or issuable to any Cox Holder upon the conversion and/or exchange, as applicable, of any Preferred Units or Class C Common Units held by any Cox Holder on the date hereof or (iii) issued or issuable by way of a stock dividend or stock split or in exchange for or upon conversion of shares or units referred to in clause (i) or (ii); provided, however, that as to any particular Registrable Securities, such securities shall cease to constitute Registrable Securities when (x) such securities are sold pursuant to an effective Registration Statement or pursuant to Rule 144, (y) such securities cease to be outstanding or (z) such securities shall have been otherwise transferred and, following such transfer, such securities may be sold pursuant to Rule 144 without any volume limitations.

“Registration” means any Demand Registration, Exchangeable Security Shelf Registration, Derivative Shelf Registration or Piggyback Registration.

“Registration Expenses” has the meaning set forth in Section 9(a).

“Registration Request” means a Demand Registration Request, an Exchangeable Security Shelf Registration Request or a Derivative Shelf Registration Request.

“Registration Statement” means any registration statement of the Company under the Securities Act which covers any of the Registrable Securities or Derivative Shelf Registrable Securities pursuant to the provisions of this Agreement, including any Prospectus, all amendments and supplements to such Registration Statement or Prospectus, including post-effective amendments, all exhibits and all documents incorporated by reference in such Registration Statement.

“Requesting Holder” has the meaning set forth in Section 4(c).

“Rule 144” means Rule 144 under the Securities Act or any successor rule thereto.

“SEC” means the Securities and Exchange Commission or any successor agency administering the Securities Act and the Exchange Act at the time.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Expenses” means all underwriting discounts, commissions and transfer taxes applicable to the sale of Registrable Securities.

“Selling Holder Questionnaire” means a selling stockholder questionnaire, in form and content reasonably acceptable to the Company, completed and signed by a Selling Holder.

“Selling Holders” means, following and with respect to any Derivative Shelf Registration Trigger Event, (a) if the applicable Derivative Shelf Underlying Transaction is an Exchangeable Private Placement, the Exchange Holders of the Exchangeable Securities sold in such Exchangeable Private Placement, (b) if the applicable Derivative Shelf Underlying Transaction is a Pledge, the lenders or Hedging Counterparty in favor of whom the Pledge is made, (c) if the applicable Derivative Shelf Underlying Transaction is a Hedging Transaction, the Hedging Counterparty to such Hedging Transaction, and (d) if the applicable Derivative Shelf Underlying Transaction is a private placement of Preferred Units, the record and beneficial holders of Preferred Units sold in such private placement.

“Selling Holders Information” has the meaning set forth in Section 2(b)(ii).

“Shelf Demand” has the meaning set forth in Section 2(a).

“Shelf Offering” has the meaning set forth in Section 2(a).

“Shelf Registration Statement” means a registration statement of the Company under the Securities Act filed with the SEC on Form S-3 or, if such form is not available to the Company, Form S-1 (or, in each case, the then-appropriate form or any successor form under the Securities Act) providing for an offering of Registrable Securities or Derivative Shelf Registrable Securities to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the SEC).

“Specified Documents” has the meaning set forth in the LLC Agreement.

“Stockholders Agreement” means the Third Amended and Restated Stockholders Agreement, by and among the Company, A/N and Cox, dated as of the date hereof, as such agreement may be amended from time to time in accordance with its terms.

“Suspension” has the meaning set forth in Section 6.

“Take-Down Request” has the meaning set forth in Section 2(a).

“Transaction Agreement” has the meaning set forth in the Recitals.

“Transfer” means, when used as a noun, any direct or indirect, voluntary or involuntary, sale, disposition, hypothecation, mortgage, gift, pledge, assignment, attachment or other transfer (including the creation of any derivative or synthetic interest, including a participation or other similar interest) and, when used as a verb, voluntarily to directly or indirectly sell, dispose, hypothecate, mortgage, gift, pledge, assign, attach or otherwise transfer, in any case, whether by operation of law or otherwise.

“Transferred Preferred Units” means any Preferred Units Transferred (other than by means of an Exchangeable Private Placement, Pledge or Hedging Transaction) by a Cox Holder to a non-Cox Holder in accordance with Section 3.5 of the Stockholders Agreement and the LLC Agreement.

“underwritten offering” means a registered offering of securities conducted by one or more underwriters pursuant to the terms of an underwriting agreement.

(b)         In addition to the above definitions, unless the context requires otherwise:

(i)          any reference to any statute, regulation, rule or form as of any time shall mean such statute, regulation, rule or form as amended or modified and shall also include any successor statute, regulation, rule or form, as amended, from time to time;

(ii)         the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, in each case notwithstanding the absence of any express statement to such effect, or the presence of such express statement in some contexts and not in others;

(iii)        references to “Section” are references to Sections of this Agreement;

(iv)        words such as “herein,” “hereof,” “hereinafter” and “hereby” when used in this Agreement refer to this Agreement as a whole; and

(v)         references to “dollars” and “$” mean U.S. dollars.

Section 2.            Demand Registrations; Shelf Registrations; Exchangeable Private Placement.

(a)          Right to Demand Registrations.

(i)          Subject to the provisions of this Agreement, at any time after the first anniversary of the Closing Date in the case of a Cox Holder and at any time after the date hereof in the case of an A/N Holder, any Cox Holder or any A/N Holder may, by providing written notice to the Company, request to sell all or part of its Registrable Securities pursuant to a Registration Statement (a “Demand Registration”), which Demand Registration, for the avoidance of doubt, may include (x) a Shelf Registration Statement relating to the offer and sale, from time to time, of any or all of the Registrable Securities of such Investor Holder (such Demand Registration referenced in this clause (x), a “Shelf Demand”) or (y) a subsequent sale of any or all of the Registrable Securities of such Investor Holder included on an effective Shelf Registration (such Demand Registration referenced in this clause (y), a “Shelf Offering”). Each request for a Demand Registration (a “Demand Registration Request”) shall specify the number of Registrable Securities intended to be offered and sold by such Investor Holder pursuant to the Demand Registration and the intended method of distribution thereof, including whether it is intended to be an underwritten offering. Promptly (but in any event within three (3) Business Days) after receipt of a Demand Registration Request (and one (1) Business Day after receipt of a Demand Registration Request made in connection with a Shelf Offering (a “Take-Down Request”) (other than a Take-Down Request that (i) does not involve an underwritten offering or (ii) involves (a) an underwritten “overnight block trade” and (b) the managing underwriter(s) of the offering advise the Investor Holder making such Take-Down Request that, in their good faith opinion, giving written notice of such Take-Down Request to the other Investor Holders would cause an unreasonable delay to the successful consummation of such underwritten “overnight block trade” (each such Take-Down Request described in the foregoing clauses (i) and (ii), an “Exempt Take-Down Request”))), the Company shall give written notice of the Demand Registration Request to the other Investor Holders. Subject to the provisions of this Agreement, after receipt of a Demand Registration Request (other than Take-Down Request), the Company shall, to the extent permitted by applicable law, cause to be included in a Registration Statement, which shall be filed with the SEC as promptly as practicable and no later than (I) twenty (20) Business Days after receipt of such Demand Registration Request if the Company is eligible to file a Registration Statement on Form S-3 (or any similar short form or any successor form under the Securities Act) or (II) forty (40) Business Days after receipt of such Demand Registration Request if the Company is not eligible to file a Registration Statement on Form S-3 (or any similar short form or any successor form under the Securities Act), all Registrable Securities that (i) have been requested to be registered in the Demand Registration Request and (ii) are subject to Section 4, with respect to which the Company has received a written request for inclusion in the Demand Registration from an Investor Holder no later than five (5) Business Days after the date on which the Company has given notice to the other Investor Holders of the Demand Registration Request. Promptly after receipt of a Take-Down Request, and at least one (1) Business Day after notifying the other Investor Holders of a Take-Down Request that is not an Exempt Take-Down Request, the Company shall use its reasonable best efforts to amend or supplement the applicable Shelf Registration Statement and take any other actions as may be necessary in order to enable such Registrable Securities to be distributed in accordance with the Shelf Offering, in each case, subject to the limitations set forth herein.

(ii)         The Company shall use its reasonable best efforts to cause the Registration Statement filed pursuant to this Section 2(a) to be declared effective by the SEC or otherwise become effective under the Securities Act as promptly as reasonably practicable after the filing thereof. A Demand Registration (other than a Shelf Demand) shall be effected by way of a Registration Statement on Form S-3 or any similar short-form or successor form to the extent the Company is permitted to use such form at such time. A Shelf Demand shall be effected, to the extent the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act), in the form of an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) or any successor form thereto, and shall pay the registration fee for all Registrable Securities to be registered in accordance with such automatic shelf registration statement at the time of filing and shall not elect to pay any portion of the registration fee on a deferred basis. Any Demand Registration may be effected through an existing registration statement that is already effective under the Securities Act, or through a post-effective amendment or supplement to any such Registration Statement or other registration statement.

(b)          Right to Derivative Shelf Registrations.

(i)          In Connection with an Exchangeable Private Placement.  After the first anniversary of the Closing Date in the case of a Cox Holder and after the date hereof in the case of an A/N Holder, at any time following the occurrence of a Derivative Shelf Registration Trigger Event relating to an Exchangeable Private Placement, the Investor Holder that effected the Exchangeable Private Placement may, by providing written notice to the Company, request that the corresponding Selling Holders be able to sell all or part of their Derivative Shelf Registrable Securities delivered or deliverable under the terms of such Exchangeable Private Placement pursuant to a Shelf Registration Statement (an “Exchangeable Security Shelf Registration Request”) for a secondary offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (an “Exchangeable Security Shelf Registration”). Each Exchangeable Security Shelf Registration Request shall specify the number of Derivative Shelf Registrable Securities to be registered on the Shelf Registration Statement. A Selling Holder shall not be named in such Shelf Registration Statement unless and until the Company has received a fully completed and executed Selling Holder Questionnaire for such Selling Holder.  Subject to the provisions of this Agreement, after receipt of an Exchangeable Security Shelf Registration Request, if the Company is then eligible to file a Shelf Registration Statement, the Company shall, to the extent permitted by applicable law, as promptly as practicable and no later than twenty (20) Business Days after receipt of such Exchangeable Security Shelf Registration Request file with the SEC a new Shelf Registration Statement or amend or renew an existing or expiring shelf registration statement, at the Company’s option, to effectuate such Derivative Shelf Registration. If permitted under the Securities Act, such Shelf Registration Statement shall be an “automatic shelf registration statement” as defined in Rule 405 under the Securities Act. The Company shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the SEC or otherwise become effective under the Securities Act as promptly as practicable after the filing thereof. The Company shall use its reasonable best efforts to keep such Shelf Registration Statement continuously effective under the Securities Act in order to permit the Prospectus forming a part thereof to be usable by such Selling Holders until the earlier of (A) one (1) year after the Shelf Registration Statement is first declared effective, (B) the date as of which all of the Registrable Securities covered by such Shelf Registration Statement shall have been sold pursuant to such Shelf Registration Statement and (C) the date as of which each of the Selling Holders is permitted to sell its Registrable Securities without registration pursuant to Rule 144 under the Securities Act without volume limitations or other restrictions on transfer thereunder (such period of effectiveness, an “Exchangeable Security Shelf Period”). An Exchangeable Security Shelf Period shall be extended by the number of days of any Suspension that occurs during such Exchangeable Security Shelf Period. A Derivative Shelf Registration pursuant to this Section 2(b)(i) shall not be an underwritten offering. As a condition to being named as a selling stockholder in the Prospectus included in a Shelf Registration Statement, each Selling Holder will be required to agree to be bound by the obligations applicable to an Investor Holder set forth in Section 8 and Section 10(b) through (e). All actions on behalf of the Selling Holders shall be coordinated and communicated to the Company by, and proceed through, the applicable Investor Holder.

(ii)         In Connection with Other Derivative Shelf Underlying Transactions.  After the first anniversary of the Closing Date in the case of a Cox Holder and after the date hereof in the case of an A/N Holder, at any time following the occurrence of a Derivative Shelf Registration Trigger Event (other than an Exchangeable Private Placement), the Investor Holder that effected the Derivative Shelf Underlying Transaction related to such Derivative Shelf Registration Trigger Event may, by providing written notice to the Company, request that the corresponding Selling Holders be able to sell all or part of their Derivative Shelf Registrable Securities delivered or deliverable under the terms of such Derivative Shelf Underlying Transaction pursuant to a Shelf Registration Statement (a “Derivative Shelf Registration Request”) for a secondary offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Derivative Shelf Registration”). Each Derivative Shelf Registration Request shall specify the number of Derivative Shelf Registrable Securities to be registered and the names of each such Selling Holder and shall be accompanied by fully completed and executed Selling Holder Questionnaires for each such Selling Holder (such information and Selling Holder Questionnaires, the “Selling Holders Information”). Subject to the provisions of this Agreement, after receipt of a Derivative Shelf Registration Request and all of the Selling Holders Information, if the Company is then eligible to file a Shelf Registration Statement, the Company shall, to the extent permitted by applicable law, as promptly as practicable and no later than twenty (20) Business Days after receipt of such Derivative Shelf Registration Request and all of the Selling Holders Information file, with the SEC a new Shelf Registration Statement or amend or renew an existing or expiring shelf registration statement, at the Company’s option, to effectuate such Derivative Shelf Registration. If permitted under the Securities Act, such Shelf Registration Statement shall be an “automatic shelf registration statement” as defined in Rule 405 under the Securities Act. The Company shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the SEC or otherwise become effective under the Securities Act as promptly as practicable after the filing thereof. The Company shall use its reasonable best efforts to keep such Shelf Registration Statement continuously effective under the Securities Act in order to permit the Prospectus forming a part thereof to be usable by such Selling Holders until the earlier of (A) (x) in the case of a Derivative Shelf Registration under which Registrable Securities are subject to a Pledge, the date that is one (1) year after all of the Derivative Shelf Registrable Securities covered by such Shelf Registration Statement have been foreclosed upon or, if earlier, the date the applicable Pledge (and any replacement thereof) has terminated, (y) in the case of a Derivative Shelf Registration covering Derivative Shelf Registrable Securities described in clause (d) of the definition thereof, the date that is sixty (60) days after the Shelf Registration Statement is first deemed effective, and (z) in the case of any other Shelf Registration Statement the date that is one (1) year after the Derivative Shelf Registration is first deemed effective, (B) the date as of which all of the Registrable Securities covered by such Shelf Registration Statement shall have been sold pursuant to such Shelf Registration Statement and (C) the date as of which each of the Selling Holders is permitted to sell its Registrable Securities without registration pursuant to Rule 144 under the Securities Act without volume limitations or other restrictions on transfer thereunder (such period of effectiveness, a “Derivative Shelf Period”). A Derivative Shelf Period shall be extended by the number of days of any Suspension that occurs during such Derivative Shelf Period. As a condition to being named as a selling stockholder in the Prospectus included in a Shelf Registration Statement, each Selling Holder will be required to agree to be bound by the obligations applicable to a Holder set forth in Section 8 and Section 10(b) through (e). All actions on behalf of the Selling Holders shall be coordinated and communicated to the Company by, and proceed through, the applicable Investor Holder.

(iii)       Reimbursement.  Notwithstanding anything herein to the contrary, if the Company is requested to effect a Derivative Shelf Registration following a Derivative Shelf Registration Trigger Event, but the expected event in anticipation of which the Derivative Shelf Registration Trigger Event was triggered does not occur, the Investor Holder that made such request shall promptly reimburse the Company for all Registration Expenses incurred by the Company in relation thereto.

(c)          Number of Registrations and Other Requirements.

(i)          Notwithstanding anything herein to the contrary, each of (x) the A/N Holders and (y) the Cox Holders shall only be entitled to request up to two (2) Registrations per Investor Holder during any twelve (12)-month period (it being understood that the number of Registrations during any twelve (12)-month period that each Investor Holder is entitled to shall be reduced by one for each Exchangeable Private Placement by such Investor Holder that occurs in such twelve (12)-month period); provided, however, that a Registration that was a Shelf Demand shall not constitute a Registration for purposes of this Section 2(c)(i).

(ii)         Notwithstanding anything herein to the contrary, the Company shall not be required to effect a Registration unless the expected aggregate gross proceeds from the offering of the Registrable Securities to be registered in connection with such Registration are at least $250 million.

(iii)        The Company shall be deemed to have effected a Demand Registration (other than in connection with a Shelf Offering) if the related Registration Statement is or has become effective and remains effective for not less than (A) one hundred twenty (120) days plus (B) such additional number of days, if any, equal to the number of days in any Suspension (or such shorter period as shall terminate when eighty percent (80%) of the Registrable Securities covered by such Registration Statement have been sold, or a majority of such Registrable Securities have been withdrawn, by the applicable Investor Holder(s)) (the applicable period, the “Demand Period”). No Demand Registration shall be deemed to have been effected if during the Demand Period such Registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court.

(d)         Withdrawal.  A Holder may, by written notice to the Company, withdraw its Registrable Securities from a Demand Registration or Derivative Shelf Registrable Securities from a Derivative Shelf Registration at any time prior to the effectiveness of the applicable Registration Statement. Upon receipt of notices from all applicable Holders to such effect, the Company shall cease all efforts to seek effectiveness of the applicable Registration Statement, unless the Company intends to effect a primary offering of securities pursuant to such Registration Statement.

(e)          Selection of Underwriters.  If a Demand Registration (other than a Take-Down Request) is an underwritten offering, the Investor Holder requesting such Demand Registration shall have the right to select one or more of the investment banking firm(s) set forth on Exhibit B hereto to act as the managing underwriter(s) in connection with such offering, subject to the written approval of (i) the other Investor Holders if such other Investor Holders have requested to participate in such Demand Registration (which approval shall not be unreasonably withheld, conditioned or delayed) and (ii) the Company (which approval shall not be unreasonably withheld, conditioned or delayed). Notwithstanding anything herein to the contrary, in connection with any marketed underwritten Shelf Offering, the Investor Holder that delivered the applicable Take-Down Request shall select the investment banker(s) and manager(s) that will serve as managing underwriters (including which such managing underwriters will serve as lead or co-lead) and underwriters with respect to such Shelf Offering; provided that such managing underwriters shall be listed in Exhibit B hereto.

(f)          Exchangeable Private Placement.  In connection with an Exchangeable Private Placement in which the aggregate gross proceeds from such private placement to the Investor Holder are at least $250 million, the Company shall make senior management of the Company available, to the extent requested by such Investor Holder and the initial purchasers (an “Exchangeable Private Placement Request”), to reasonably assist in the marketing of the Exchangeable Securities to be sold in such Exchangeable Private Placement, to the same extent as would be required under Section 7(k) hereof; provided that the Investor Holder may request that the Company make senior management available for participation in “road show” presentations pursuant to Section 7(s).

Section 3.             Inclusion of Other Securities; Priority.  The Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the Investor Holder(s) of the Registrable Securities participating in such Demand Registration (such consent not to be unreasonably withheld, conditioned or delayed). If a Demand Registration involves an underwritten offering and the managing underwriters of such offering advise the Company and the participating Investor Holders in writing that, in their opinion, the number of shares of Class A Common Stock proposed to be included in such Demand Registration, including all Registrable Securities and all other shares of Class A Common Stock proposed to be included in such offering, exceeds the number of shares of Class A Common Stock which can reasonably be expected to be sold in such offering without adversely affecting the success of the offering (including the price, timing or distribution of the securities to be sold in such offering), the Company shall include in such Demand Registration: (i) first, the shares of Class A Common Stock proposed to be sold by the Investor Holders of Registrable Securities in such offering; and (ii) second, the shares of Class A Common Stock proposed to be included therein by any other Persons (including shares of Class A Common Stock to be sold for the account of the Company and/or other holders of Class A Common Stock), allocated among such Persons in such manner as the Company may determine. If more than one Investor Holder is participating in such Demand Registration and the managing underwriters of such offering determine that less than all of the Registrable Securities proposed to be sold by the participating Investor Holders can be included in such offering without reasonably being expected to adversely affect the success of the offering (including the price, timing or distribution of the securities to be sold in such offering), then the Registrable Securities that are included in such offering shall be allocated pro rata among the participating Investor Holders on the basis of the number of Registrable Securities initially requested to be sold by each such Investor Holder. Notwithstanding anything herein to the contrary, in connection with an Exempt Take-Down Request, no other holders of securities of the Company shall be entitled to receive any notice of or have its securities included in any such Shelf Offering.

Section 4.            Piggyback Registrations.

(a)          Whenever the Company proposes to register the offering or sale of any shares of Class A Common Stock under the Securities Act (other than a registration (i) pursuant to a registration statement on Form S-8 (or other registration solely relating to an offering or sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit arrangement), (ii) pursuant to a registration statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), (iii) pursuant to a registration in which the Company is offering to exchange its own securities for other securities, (iv) pursuant to a registration statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto without an actual concurrent sale thereunder or (v) a registration in connection with any dividend or distribution reinvestment or similar plan), whether for its own account or for the account of one or more stockholders of the Company (a “Piggyback Registration”), the Company shall give prompt written notice (a “Piggyback Notice”) to each Investor Holder of its intention to effect such a registration (but in any event not less than three (3) Business Days prior to the date of filing by the Company with the SEC of the applicable registration statement). Such Piggyback Notice shall specify the number of shares of Class A Common Stock proposed to be registered, the proposed date of filing of such registration statement with the SEC, the proposed means of distribution, the proposed managing underwriter(s), and a good faith estimate by the Company of the proposed minimum offering price of such shares of Class A Common Stock, in each case to the extent then known. Subject to Section 4(b) and Section 4(c), the Company shall include in such registration statement and in any offering of shares of Class A Common Stock to be made pursuant to such registration statement that number of Registrable Securities requested to be sold in such offering by such Investor Holder for the account of such Investor Holder (each, a “Piggyback Seller”); provided that the Company has received a written request for inclusion therein from such Investor Holder no later than twenty-four (24) hours after the date on which such Investor Holder has received such Piggyback Notice; provided, further, that the Company shall be obligated to include an Investor Holder’s Registrable Securities pursuant to a Piggyback Registration only to the extent that the expected aggregate gross proceeds from the offering of such Registrable Securities constitute at least $50 million. The Company may terminate, delay or withdraw a Piggyback Registration prior to the effectiveness of such registration at any time in its sole discretion and, thereupon, (x) in the case of a determination to terminate or withdraw any registration, the Company shall be relieved of its obligation to register any Registrable Securities under this Section 4 in connection with such registration and (y) in the case of a determination to delay registration, the Company shall be permitted to delay registering any Registrable Securities under this Section 4 for the same period as the delay in registering the other equity securities covered by such registration. If a registration is effected by the Company pursuant to a registration statement on Form S-3 or the then-appropriate form, for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Piggyback Shelf Registration Statement”), the Investor Holders shall be notified by the Company of and shall have the right, but not the obligation, to participate in any offering pursuant to such Piggyback Shelf Registration Statement (a “Piggyback Shelf Takedown”), subject to the same limitations that are applicable to any Piggyback Registration as set forth above.

(b)          Priority on Primary Piggyback Registrations.  If a Piggyback Registration or Piggyback Shelf Takedown is initiated as a primary underwritten offering on behalf of the Company and the managing underwriters of the offering advise the Company that, in their opinion, the number of shares of Class A Common Stock proposed to be included in such offering by (x) the Company, (y) the Piggyback Sellers and (z) any other proposed sellers of shares of Class A Common Stock (such Persons being “Other Proposed Sellers”), including all Registrable Securities and all other shares of Class A Common Stock proposed to be included in such offering, exceeds the number of shares of Class A Common Stock which can reasonably be expected to be sold in such offering without adversely affecting the success of the offering (including the price, timing or distribution of the shares to be sold in such offering), the Company shall include in such Piggyback Registration or Piggyback Shelf Takedown: (i) first, the shares of Class A Common Stock that the Company proposes to sell in such offering; (ii) second, Registrable Securities of Piggyback Sellers, pro rata on the basis of the number of Registrable Securities proposed to be sold by such Piggyback Sellers, and (iii) third, shares of Class A Common Stock proposed to be sold by any Other Proposed Sellers, up to the number, if any, that the managing underwriters determine can be included in the offering without reasonably being expected to adversely affect the success of the offering (including the price, timing or distribution of the shares to be offered in such offering).

(c)          Priority on Secondary Piggyback Registrations.  If a Piggyback Registration or a Piggyback Shelf Takedown is initiated as an underwritten offering on behalf of a holder of shares of Class A Common Stock to whom the Company has a contractual obligation to facilitate such offering, and the managing underwriters of the offering advise the Company that, in their opinion, the number of shares of Class A Common Stock proposed to be included in such offering, including all Registrable Securities and all other shares of Class A Common Stock requested to be included in such offering, exceeds the number of shares of Class A Common Stock which can reasonably be expected to be sold in such offering without adversely affecting the success of the offering (including the price, timing or distribution of the shares to be sold in such offering), the Company shall include in such Piggyback Registration or Piggyback Shelf Takedown: (i) first, the shares of Class A Common Stock requested to be included therein by each holder thereof having such right that has requested such registration (a “Requesting Holder”) up to the number that the managing underwriters determine can be included in the offering without reasonably being expected to adversely affect the success of the offering (including the price, timing or distribution of the shares to be offered in such offering), allocated pro rata among the Requesting Holders on the basis of the number of Registrable Securities initially requested to be sold by each Requesting Holder, (ii) second, Registrable Securities of Piggyback Sellers, pro rata on the basis of the number of Registrable Securities proposed to be sold by such Piggyback Sellers, (iii) third, shares of Class A Common Stock to be sold by the Company, and (iv) fourth, other shares of Class A Common Stock proposed to be sold by any Other Proposed Sellers, up to the number, if any, that the managing underwriters determine can be included in the offering without reasonably being expected to adversely affect the success of the offering (including the price, timing or distribution of the shares to be offered in such offering).

(d)          Selection of Underwriters.  In any Piggyback Registration or Piggyback Shelf Takedown (other than one that is also a Demand Registration), including if initiated as a primary underwritten offering on behalf of the Company, the Company shall have the right to select the investment banking firm(s) to act as the underwriters (including managing underwriter(s)) in connection with such offering.

Section 5.            Holdback Agreements.

(a)          Holders of Registrable Securities.  Each Investor Holder agrees that in connection with any registered underwritten offering of Class A Common Stock for the account of the Company or any other Investor Holder(s), and upon request from the managing underwriter(s) for such offering, such Investor Holder shall not, without the prior written consent of such managing underwriter(s), during such period as is reasonably requested by the managing underwriter(s) (which period shall in no event be longer than ten (10) days prior to and ninety (90) days after the launch of such offering (such period, the “Holdback Period”)), Transfer any Registrable Securities. The foregoing provisions of this Section 5(a) shall not apply to (i) offers or sales of Registrable Securities that are included in such underwritten offering, (ii) a Transfer of Registrable Securities pursuant to the terms of an agreement, contract, security or other instrument entered into or issued by an Investor Holder prior to the Holdback Period; provided that the Company and the managing underwriter(s) for such offering have received a copy of such agreement, contract, security or other instrument at least ten (10) days prior to the launch of such offering, and such agreement, contract, security or other instrument is described in, or included as an exhibit to, the corresponding Registration Statement as and to the extent appropriate, (iii) a pledge of Registrable Securities to secure a loan, or any foreclosure upon or enforcement of such pledge, and shall in each case be applicable to the Investor Holder only if, for so long as and to the extent that the Company, the directors and executive officers of the Company and each selling stockholder included in such offering are subject to the same restrictions, or (iv) in connection with a Take-Down Request, Transfers by Investor Holders who did not include any Registrable Securities in the related Shelf Offering; provided that any Investor Holder that receives notice of a Take-Down Request shall not be permitted to Transfer any Registrable Securities until the earlier of (a) the completion of the related Shelf Offering or (b) the abandonment of the related Shelf Offering, which abandonment shall be deemed to occur five (5) Business Days from, and including, the date of the Take-Down Request; provided, further, that the restrictions set forth in the immediately previous proviso shall not apply to any Investor Holder more than one (1) time per fiscal quarter.

(b)          Each Investor Holder agrees to execute and deliver such customary agreements as may be reasonably requested by the managing underwriter(s) that are consistent with the foregoing provisions of this Section 5(a) and are necessary to give further effect thereto. For the avoidance of doubt, none of the restrictions set forth in this Section 5(a) shall apply to a conversion or exchange of any Class B Common Units, Class C Common Units or Preferred Units in accordance with their respective terms (it being understood that such restrictions shall apply with respect to the underlying shares of Class A Common Stock that may be issued upon such conversion or exchange).

(c)          The Company.  The Company shall not effect any sale registered under the Securities Act or other public distribution of its equity securities, or of any securities convertible into, exercisable for or exchangeable for its equity securities, during the period commencing ten (10) days prior to and ending ninety (90) days after the launch of an underwritten offering pursuant to Section 2, other than a sale and/or registration (i) pursuant to a Registration Statement on Form S-8 (or other registration solely relating to an offering or sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit arrangement), (ii) pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), (iii) pursuant to a registration in which the Company is offering to exchange its own securities for other securities or (iv) in connection with any dividend or distribution reinvestment or similar plan. The Company agrees to execute and deliver such customary agreements as may be reasonably requested by the managing underwriter(s) that are consistent with the foregoing provisions of this Section 5(b) and are necessary to give further effect thereto.

Section 6.            Suspensions. Upon prior written notice to A/N and Cox (such notice shall be deemed given to any and all Investor Holders and Selling Holders), which notice the Company shall use reasonable best efforts to provide at least three (3) days’ in advance, the Company shall be entitled to delay or suspend the preparation, furnishing, filing, effectiveness or use of a Registration Statement or Prospectus or any offer or sale pursuant thereto (a “Suspension”), if the board of directors of the Company (excluding any director who was designated for nomination by A/N, if any A/N Holder is initiating or initiated the registration or offering that is proposed to be delayed or suspended, and excluding any director who was designated for nomination by Cox, if any Cox Holder is initiating or initiated the registration or offering that is proposed to be delayed or suspended) determines in its good faith judgment that (i) proceeding with the filing, effectiveness or use of such Registration Statement or Prospectus would reasonably be expected to require the Company to disclose any information, the disclosure of which would have an adverse effect on the Company, and that the Company would not otherwise be required to disclose at such time, provided that a Suspension pursuant to this clause (i) shall not continue for more than ninety-one (91) days in succession or one hundred twenty (120) days in the aggregate in any rolling twelve (12) month period, or (ii) the registration or offering proposed to be delayed or suspended would reasonably be expected to, if not delayed or suspended, have an adverse effect on any transaction, negotiation or plan of the Company to effect a merger, acquisition, disposition, financing, reorganization, recapitalization or other similar transaction. Each Investor Holder who is notified by the Company of a Suspension pursuant to this Section 6, and each other Holder who is deemed notified or notified by the applicable Investor Holder of a Suspension pursuant to this Section 6, shall keep the existence of such Suspension confidential and shall immediately discontinue (and direct any other Person making offers or sales of Registrable Securities on behalf of such Holder to immediately discontinue) offers and sales of Registrable Securities pursuant to such Prospectus until such time as it is advised in writing by the Company that the use of the Prospectus may be resumed and, if applicable, is furnished by the Company with a supplemented or amended Prospectus as contemplated by Section 7(g). If the Company delays or suspends a Registration, the Investor Holder that initiated such Registration shall be entitled, prior to the time of the effectiveness of the related Registration Statement, to withdraw its Registration Request and, if it does so, such Registration Request shall not count against the limitation on the number of such Investor Holder’s Registrations set forth in Section 2(c). Without limiting the foregoing, the Investor Holders shall give notice of a Suspension to the applicable Selling Holders as promptly as practicable after receiving notice of a Suspension from the Company.

Section 7.            Registration Procedures. Subject to the terms of this Agreement, if and whenever the Company is required to effect a Registration pursuant to this Agreement, the Company shall use its reasonable best efforts to effect such Registration to permit the offering and sale of such Registrable Securities or Derivative Shelf Registrable Securities in accordance with the intended method of disposition thereof as promptly as is reasonably practicable and, pursuant thereto, the Company shall:

(a)          prepare and file with the SEC a Registration Statement with respect to such Registrable Securities or Derivative Shelf Registrable Securities, make all required filings required in connection therewith and (if the Registration Statement is not automatically effective upon filing) use its reasonable best efforts to cause such Registration Statement to become and remain effective; provided that before filing a Registration Statement or any amendments or supplements thereto, the Company shall furnish to counsel to the Investor Holders participating in such registration copies of all such documents proposed to be filed, and give the Investor Holders participating in such registration an opportunity to comment on such documents and keep such Investor Holders reasonably informed as to the registration process;

(b)          use its reasonable best efforts to prepare and file with the SEC such amendments and supplements to any Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective in order to permit the offering and sale of such Registrable Securities or Derivative Shelf Registrable Securities in accordance with the intended method of disposition thereof;

(c)          furnish to each Investor Holder participating in the registration, without charge, such number of copies of the Prospectus included in such Registration Statement (including each preliminary Prospectus) and any supplement thereto (in each case including all exhibits thereto and all documents incorporated by reference therein) and such other documents, including any free writing prospectus (as defined in Rule 405 of the Securities Act) utilized in connection therewith, as such Investor Holder may reasonably request, including in order to facilitate the disposition of the Registrable Securities or Derivative Shelf Registrable Securities owned by such Investor Holder or Selling Holders;

(d)          use its reasonable best efforts to register or qualify such Registrable Securities or Derivative Shelf Registrable Securities under such other securities or blue sky laws of such jurisdiction(s) as any Investor Holder participating in the registration or any managing underwriter reasonably requests and do any and all other acts and things that may be necessary or reasonably advisable to enable such Holder and each underwriter, if any, to consummate the disposition of such Holder’s Registrable Securities or Derivative Shelf Registrable Securities in such jurisdiction(s); provided that the Company shall not be required to qualify generally to do business, subject itself to taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for its obligations pursuant to this Section 7(d);

(e)          use its reasonable best efforts to cause all Registrable Securities or Derivative Shelf Registrable Securities covered by any Registration Statement to be registered with or approved by such other Governmental Entities or self-regulatory bodies as may be necessary in light of the business and operations of the Company to enable each Holder participating in the registration to consummate the disposition of such Registrable Securities or Derivative Shelf Registrable Securities in accordance with the intended method or methods of disposition thereof;

(f)          promptly notify each Investor Holder that initiated or is participating in the registration and the managing underwriters of any underwritten offering:

(i)          each time when the Registration Statement, any pre-effective amendment thereto, the Prospectus or any Prospectus supplement or any post-effective amendment to the Registration Statement or related free writing prospectus has been filed and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective;

(ii)         of any oral or written comments by the SEC or of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for any additional information regarding such Holder or any Selling Holder;

(iii)        of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceedings for any such purpose; and

(iv)        of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities or Derivative Shelf Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction;

(g)          notify each Investor Holder that initiated or is participating in such Registration, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of any event that would cause the Prospectus included in such Registration Statement to contain an untrue statement of a material fact or to omit any fact necessary to make the statements made therein not misleading in light of the circumstances under which they were made, and, as promptly as practicable, prepare, file with the SEC and furnish to such Investor Holder a reasonable number of copies of a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities or Derivative Shelf Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made; provided that any Investor Holder receiving information pursuant to this Section 7(g) shall protect the confidentiality of, and not disclose, any information regarding the Company which the Company determines in good faith to be confidential and of which determination such Person is notified, unless such information (A) is or becomes known to the public without a breach of this Agreement or any other agreement to which such Person is a party, (B) is or becomes available to such Person on a non-confidential basis from a source other than the Company, (C) is independently developed by such Person, (D) is requested or required by a deposition, interrogatory, request for information or documents by a Governmental Entity, subpoena or similar process, or (E) is otherwise required to be disclosed by applicable law (other than securities laws);

(h)          in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, of any order suspending or preventing the use of any related Prospectus or of any suspension of the qualification or exemption from qualification of any Registrable Securities or Derivative Shelf Registrable Securities for sale in any jurisdiction, use its reasonable best efforts to promptly obtain the withdrawal or lifting of any such order or suspension;

(i)           cause such Registrable Securities or Derivative Shelf Registrable Securities to be listed on each securities exchange on which the Class A Common Stock is then listed;

(j)          provide a transfer agent and registrar (which may be the same entity) for all Registrable Securities or Derivative Shelf Registrable Securities covered by the applicable Registration Statement not later than the effective date of such Registration Statement;

(k)         make available upon reasonable notice at reasonable times and for reasonable periods for inspection by any Investor Holder that initiated or is participating in the Registration, any underwriter participating in any underwritten offering pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such Investor Holder or underwriter, all pertinent corporate documents, financial and other records relating to the Company and its business reasonably requested by such Investor Holder or underwriter, and make senior management of the Company, and request the Company’s independent accountants to make themselves, available for customary due diligence sessions; provided that any Person receiving access to information or personnel pursuant to this Section 7(k) shall (i) reasonably cooperate with the Company to limit any resulting disruption to the Company’s business and (ii) protect the confidentiality of, and not disclose, any information regarding the Company which the Company determines in good faith to be confidential and of which determination such Person is notified, unless such information (A) is or becomes known to the public without a breach of this Agreement or any other agreement to which such Person is a party, (B) is or becomes available to such Person on a non-confidential basis from a source other than the Company, (C) is independently developed by such Person, (D) is requested or required by a deposition, interrogatory, request for information or documents by a Governmental Entity, subpoena or similar process, or (E) is otherwise required to be disclosed by applicable law (other than securities laws);

(l)          otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its stockholders, as soon as reasonably practicable, an earnings statement (in a form that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act or any successor rule thereto), which requirement shall be deemed satisfied if the Company timely files complete and accurate information on Forms 10-K, 10-Q and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act or any successor rule thereto;

(m)        in the case of an underwritten offering of Registrable Securities in connection with a Demand Registration, promptly incorporate in a supplement to the Prospectus or a post-effective amendment to the Registration Statement such information as is reasonably requested by the managing underwriter(s) and the Investor Holders participating in such underwritten offering to be included therein relating to the plan of distribution with respect to such Registrable Securities and the purchase price for the securities to be paid by the underwriters, and promptly make all required filings of such supplement or post-effective amendment after being notified of the matters to be incorporated in such supplement or post-effective amendment;

(n)         in the case of an offering of Derivative Shelf Registrable Securities in connection with an Exchangeable Private Placement, promptly incorporate in a supplement to the Prospectus, a filing incorporated by reference into the Prospectus or a post-effective amendment to the Registration Statement the information for each Selling Holder set forth in its fully completed and executed Selling Holder Questionnaire delivered to the Company, and promptly make all required filings of such supplement, filing or post-effective amendment after receipt of such Selling Holder Questionnaire;

(o)         in the case of an underwritten offering of Registrable Securities, enter into such customary agreements (including underwriting agreements in customary form) and take all such other customary actions as any Investor Holder participating in such offering or the managing underwriter(s) of such offering reasonably requests in order to expedite or facilitate the disposition of such Registrable Securities;

(p)          use reasonable best efforts to make available to a Hedging Counterparty participating in an offering of Derivative Shelf Registrable Securities pursuant to such Registration Statement, upon reasonable notice, senior management of the Company, and request the Company’s independent accountants to make themselves available, for customary due diligence sessions involving questions and answers regarding the Company’s business and financial condition; provided that such Hedging Counterparty shall (i) cooperate with the Company to limit any resulting disruption to the Company’s business and (ii) protect the confidentiality of, and not disclose, any information regarding the Company that are provided by the Company or its independent accountants, unless such information (A) is or becomes known to the public without a breach of this Agreement or any other agreement to which such Hedging Counterparty is a party, (B) is or becomes available to such Person on a non-confidential basis from a source other than the Company, (C) is independently developed by such Hedging Counterparty, (D) is requested or required by a deposition, interrogatory, request for information or documents by a Governmental Entity, subpoena or similar process, or (E) is otherwise required to be disclosed by applicable law (other than securities laws);

(q)         in the case of an offering of Derivative Shelf Registrable Securities in connection with a Hedging Transaction, enter into an agreement, customary for the type of such Hedging Transaction, with the Hedging Counterparty, in form and substance reasonably acceptable to the Company; provided that any representations and warranties, covenants and indemnities shall be no more onerous to the Company than those customarily included in underwriting agreements for secondary offerings of common stock by selling stockholders of the Company (or, if the Company has never entered into such an underwriting agreement, than in underwriting agreements entered into with issuers of similar size and stature as the Company), and such agreement shall not require the delivery of opinions of counsel or cold comfort letters except to the extent set forth in Section 7(r);

(r)          use reasonable best efforts to (i) furnish to each Investor Holder, each underwriter, if any, and each Hedging Counterparty in each case participating in an offering of Registrable Securities or Derivative Shelf Registrable Securities:  (A) an opinion or opinions from counsel for the Company dated the effective date of the Registration Statement or, in the event of an underwritten offering, the date of the closing under the underwriting agreement, in each case in customary form, scope and substance, (B) in the case of an underwritten offering of Registrable Securities, a cold comfort letter from the Company’s independent certified public accountants in customary form covering such matters of the type customarily covered by cold comfort letters as the managing underwriter reasonably requests, dated the date of execution of the underwriting agreement and brought down to the closing under the underwriting agreement and (C) in the case of an offering of Derivative Shelf Registrable Securities in connection with a Hedging Transaction, a cold comfort letter from the Company’s independent certified public accountants in form and content permitted by the applicable rules of the AICPA and reasonably requested by the Hedging Counterparty, as of such date or dates as may be reasonably requested by such Hedging Counterparty and permitted by the rules of the AICPA and (ii) obtain all consents of the Company’s independent certified public accountants required to be included in the Registration Statement;

(s)          in the case of an underwritten offering of Registrable Securities or an Exchangeable Private Placement, make senior management of the Company available, to the extent requested by the managing underwriter(s) or the applicable Investor Holder, respectively, to participate in “road show” presentations in connection with the marketing of the Registrable Securities to be sold in such underwritten offering; provided that the Company shall only be obligated to make senior management available for participation in “road show” presentations for no more than two (2) such offerings initiated by the Holders during any twelve (12)-month period and the Investor Holder who requested the first “road show” presentation during any twelve (12)-month period cannot request the second “road show” presentation without the prior written consent of the other Investor Holder; provided, further, that the Company shall only be required to make senior management available for participation in the second “road show” during any such twelve (12)-month period if the expected aggregate gross proceeds from the underwritten offering in connection with the second “road show” are at least $500 million;

(t)           if the Registrable Securities or Derivative Shelf Registrable Securities are in certificated form, cooperate with the Investor Holders of the Registrable Securities to facilitate the timely preparation and delivery of certificates representing the Registrable Securities or Derivative Shelf Registrable Securities to be sold pursuant to such Registration Statement free of any restrictive legends and representing such number of shares of Class A Common Stock and registered in such names as the Investor Holders of the Registrable Securities or Derivative Shelf Registrable Securities may reasonably request a reasonable period of time prior to sales of Registrable Securities or Derivative Shelf Registrable Securities pursuant to such Registration Statement; provided that the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of The Depository Trust Company’s Direct Registration System or other customary book-entry system;

(u)          not later than the effective date of such Registration Statement, provide a CUSIP number for all Registrable Securities or Derivative Shelf Registrable Securities covered thereby and, if the Registrable Securities are in certificated form, provide the applicable transfer agent with printed certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company; provided that the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of The Depository Trust Company’s Direct Registration System or other customary book-entry system;

(v)          take no action prohibited by Regulation M under the Exchange Act; and

(w)         otherwise use its reasonable best efforts to take or cause to be taken all other actions necessary or reasonably advisable to effect the registration of such Registrable Securities or Derivative Shelf Registrable Securities contemplated by this Agreement. Except as expressly set forth in this Agreement, the Company shall not be required to communicate or otherwise interact with any Selling Holders, and all communications between the Company and the Selling Holders shall be facilitated by the applicable Investor Holders.

(x)          For the avoidance of doubt, and without limiting the generality of the foregoing provisions of this Section 7, the provisions of this Section 7 relating to the registration, offer and sale of Derivative Shelf Registrable Securities shall apply to (i) any Hedging Transaction entered into by an Investor Holder where the initial hedging activities of the applicable Hedging Counterparty are effected pursuant to a Registration Statement and (ii) any foreclosure of a Pledge pursuant to which the applicable Selling Holder or its pledgee sells Derivative Shelf Registrable Securities under a Registration Statement, and the obligations of the Company under this Section 7 shall apply irrespective of the type of Registration pursuant to which such Hedging Transaction or such foreclosure of a Pledge is effected.

Section 8.            Participation in Registrations and Underwritten Offerings.  The Company may require each Holder to furnish to the Company such information regarding the distribution of such Registrable Securities or Derivative Shelf Registrable Securities by such Holder and such other information relating to such Holder and its ownership of Registrable Securities or Derivative Shelf Registrable Securities as the Company may from time to time reasonably request in writing and the Company may exclude from such registration the Registrable Securities or Derivative Shelf Registrable Securities of any Holder who fails to furnish such information within a reasonable time after receiving such request. Each Investor Holder agrees to furnish, or cause to be furnished (including by causing each Selling Holder participating in a Registration initiated by such Investor Holder to furnish), such information to the Company and to cooperate with the Company as reasonably necessary to enable the Company to comply with the provisions of this Agreement. Each Investor Holder agrees (i) to notify the Company as promptly as practicable and (ii) to require that any Selling Holder participating in a Registration initiated by such Investor Holder to notify such Investor Holder, and upon notification such Investor Holder will as promptly as practicable notify the Company, of any inaccuracy or change in information previously furnished to the Company by such Holder or of the occurrence of any event that would cause the Prospectus included in such Registration Statement to contain an untrue statement of a material fact regarding such Holder or the distribution of such Registrable Securities or Derivative Shelf Registrable Securities or to omit to state any material fact regarding such Holder or the distribution of such Registrable Securities or Derivative Shelf Registrable Securities required to be stated therein or necessary to make the statements made therein not misleading in light of the circumstances under which they were made and to furnish to the Company, as promptly as practicable, any additional information required to correct and update the information previously furnished by such Holder such that such Prospectus shall not contain any untrue statement of a material fact regarding such Holder or the distribution of such Registrable Securities or Derivative Shelf Registrable Securities or omit to state a material fact regarding such Holder or the distribution of such Registrable Securities or Derivative Shelf Registrable Securities necessary to make the statements therein not misleading in light of the circumstances under which they were made. No Selling Holder may be named as a selling holder in any Registration Statement unless such Person agrees, upon the Company’s request, to be bound by the preceding sentence as though it was an Investor Holder. No Person may participate in any underwritten offering pursuant to this Agreement unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements in customary form approved by the Company and other Persons entitled under this Agreement to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided that no Holder included in any underwritten offering shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding (A) such Holder’s ownership of its Registrable Securities to be sold in such offering, (B) such Holder’s power and authority to effect such Transfer and (C) such matters pertaining to such Holder’s compliance with securities laws as may be reasonably requested by the managing underwriter(s)) or to undertake any indemnification obligations to the Company with respect thereto, except to the extent otherwise provided in Section 10 hereof.

Section 9.            Registration Expenses.

(a)          The Company shall pay directly or promptly reimburse all costs, fees and expenses incident to the Company’s performance of or compliance with this Agreement, including (i) all SEC, FINRA and other registration and filing fees; (ii) all fees and expenses associated with filings to be made with, or the listing of any Registrable Securities on, any securities exchange or over-the-counter trading market on which the Registrable Securities are to be listed or quoted; (iii) all fees and expenses of complying with any securities and blue sky laws (including fees and disbursements of counsel for the Company in connection therewith); (iv) all printing, messenger, telephone and delivery expenses (including the cost of distributing Prospectuses in preliminary and final form as well as any supplements thereto); (v) all expenses incurred in connection with any “road show” presentations that are required by this Agreement for underwritten offerings, including all costs of travel, lodging and meals; (vi) all fees of the Company’s transfer agent and registrar; (vii) all fees and expenses of counsel to the Company; (viii) all fees and expenses of the Company’s independent public accountants (including any fees and expenses arising from any special audits or “comfort letters”) and any other Persons retained by the Company in connection with or incident to any registration of Registrable Securities pursuant to this Agreement; and (ix) all reasonable fees and disbursements of underwriters customarily paid by the issuers or sellers of securities (all such costs, fees and expenses, “Registration Expenses”). Notwithstanding anything in this Agreement to the contrary, Registration Expenses shall exclude any and all Selling Expenses and the expenses and fees of any counsel engaged by any Holder or underwriter, except that Registration Expenses shall include the reasonable counsel fees and costs of one (1) counsel for all underwriters, which counsel shall be selected by the Company and reasonably acceptable to such underwriters. Each Holder shall pay the fees and expenses of any counsel engaged by such Holder and shall bear its respective Selling Expenses associated with any sale of its Registrable Securities pursuant to this Agreement.

(b)         The obligation of the Company to bear and pay the Registration Expenses shall apply irrespective of whether a registration, once properly demanded or requested, becomes effective or is withdrawn or suspended; provided that the Registration Expenses for any Registration Statement withdrawn solely at the request of one or more Holder(s) (unless withdrawn following commencement of a Suspension) shall be borne by such Holder(s).

Section 10.          Indemnification; Contribution.

(a)          The Company shall indemnify and hold harmless, to the fullest extent permitted by law, each Holder, in its capacity as a holder of Registrable Securities or Derivative Shelf Registrable Securities, any Person who is or might be deemed to be a “controlling person” of a Holder or any of its subsidiaries within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such Person, a “Holder Controlling Person”), their respective direct and indirect general and limited partners, advisory board members, directors, officers, trustees, managers, members, employees, agents, Affiliates and shareholders, and each other Person, if any, who acts on behalf of or controls any such Holder or Holder Controlling Person (each of the foregoing, a “Covered Person”) against any losses, claims, actions, damages, liabilities and expenses, joint or several, to which such Covered Person may become subject under the Securities Act, the Exchange Act, any state blue sky securities laws, or any equivalent non-U.S. securities laws, insofar as such losses, claims, actions, damages, liabilities or expenses arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in or incorporated by reference in any Registration Statement, Prospectus, preliminary Prospectus, issuer free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendment thereof or supplement thereto or any document incorporated by reference therein, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus, or any issuer free writing Prospectus in light of the circumstances under which they were made) not misleading or (iii) any violation or alleged violation by the Company of the Securities Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder applicable to the Company and relating to any action or inaction required of the Company in connection with any registration of securities, and the Company shall reimburse each Covered Person for any legal or other expenses reasonably incurred by such Covered Person in connection with investigating or defending any such loss, claim, action, damage or liability; provided that the Company shall not be so liable in any such case to the extent that (i) any loss, claim, action, damage, liability or expense arises out of or is based upon any such untrue statement or alleged untrue statement, or omission or alleged omission, made or incorporated by reference in any such Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendment thereof or supplement thereto or any document incorporated by reference therein in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of such Covered Person (including by any Investor Holder with respect to information about the Selling Holders) expressly for use therein, or (ii) with respect to any liability of Selling Holders under Section 12 of the Securities Act, such Covered Person knew of such untruth or omission. This indemnity shall be in addition to any liability the Company may otherwise have.

(b)         In connection with any registration in which a Holder is participating, each such Holder shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and shall indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors,  officers, employees, agents and any Person who is or might be deemed to be a “controlling person” of the Company or any of its subsidiaries within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such Person, a “Company Controlling Person”) against any losses, claims, actions, damages, liabilities and expenses, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act, any state blue sky securities laws or any equivalent non-U.S. securities laws, insofar as such losses, claims, actions, damages, liabilities or expenses arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendment thereof or supplement thereto, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus, or any free writing prospectus, in light of the circumstances under which they were made) not misleading or (iii) the failure of such Holder to deliver a prospectus in accordance with the requirements of the Securities Act or Exchange Act, but, in the case of each of clauses (i) and (ii), only to the extent that such untrue statement or alleged untrue statement, or omission or alleged omission, is made in such Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendment thereof or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of such Holder expressly for use therein, and such Holder shall reimburse the Company, its directors, officers, employees, agents and any Company Controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, action, damage or liability; provided that the obligation to indemnify pursuant to this Section 10(b) shall be individual and several, not joint and several, for each Holder and shall not exceed an amount equal to the net proceeds (i.e., after deducting Selling Expenses) actually received by such Holder in the sale of Registrable Securities to which such Registration Statement or Prospectus relates. This indemnity shall be in addition to any liability which such Holder may otherwise have.

(c)          Any Person entitled to indemnification hereunder shall give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided that any failure or delay to so notify the indemnifying party shall not relieve the indemnifying party of its obligations hereunder, except to the extent that the indemnifying party is actually and materially prejudiced by reason of such failure or delay. In case a claim or an action that is subject or potentially subject to indemnification hereunder is brought against an indemnified party, the indemnifying party shall be entitled to participate in and shall have the right, exercisable by giving written notice to the indemnified party as promptly as practicable after receipt of written notice from such indemnified party of such claim or action, to assume, at the indemnifying party’s expense, the defense of any such claim or action, with counsel reasonably acceptable to the indemnified party; provided that any indemnified party shall continue to be entitled to participate in the defense of such claim or action, with counsel of its own choice, but the indemnifying party shall not be obligated to reimburse the indemnified party for any fees, costs and expenses subsequently incurred by the indemnified party in connection with such defense unless (A) the indemnified party has agreed in writing to pay such fees, costs and expenses, (B) the indemnifying party has failed to assume the defense of such claim or action within a reasonable time after receipt of notice of such claim or action, (C) having assumed the defense of such claim or action, the indemnifying party fails to employ counsel reasonably acceptable to the indemnified party after a reasonable time after notice of the institution of such action, (D) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest or (E) the indemnified party has reasonably concluded that there are one or more legal or equitable defenses available to it and/or any other indemnified party which are different from or additional to those available to the indemnifying party. Subject to clauses (D) and (E) of the foregoing sentence, no indemnifying party shall, in connection with any one claim or action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general circumstances or allegations, be liable for the fees, costs and expenses of more than one firm of attorneys (in addition to any local counsel) for all indemnified parties. The indemnifying party shall not have the right to settle a claim or action for which any indemnified party is entitled to indemnification hereunder without the consent of the indemnified party, and the indemnifying party shall not consent to the entry of any judgment or enter into or agree to any settlement relating to such claim or action, in each case unless such judgment or settlement does not impose any admission of wrongdoing or ongoing obligations on any indemnified party and includes as an unconditional term thereof the giving by the claimant or plaintiff therein to such indemnified party, in form and substance reasonably satisfactory to such indemnified party, of a full and final release from all liability in respect of such claim or action. The indemnifying party shall not be liable hereunder for any amount paid or payable or incurred pursuant to or in connection with any judgment entered or settlement effected with the consent of an indemnified party unless the indemnifying party has also consented to such judgment or settlement (such consent not to be unreasonably withheld, conditioned or delayed).

(d)         If the indemnification provided for in this Section 10 is held by a court of competent jurisdiction to be unavailable to, or unenforceable by, an indemnified party in respect of any loss, claim, action, damage, liability or expense for which this Agreement purports to provide for indemnification, then the applicable indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, action, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other hand, in connection with the statements or omissions which resulted in such loss, claim, action, damage, liability or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, whether the violation of the Securities Act or any other federal or state securities law or rule or regulation promulgated thereunder applicable to the Company and relating to any action or inaction required of the Company in connection with any registration of securities was perpetrated by the indemnifying party or the indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant hereto were determined by pro rata allocation or by any other method or allocation that does not take into account the equitable considerations referred to in this Section 10(d). In no event shall the amount which a Holder may be obligated to contribute pursuant to this Section 10(d) exceed an amount equal to the gross proceeds (after deducting Selling Expenses) actually received by such Holder in the sale of Registrable Securities that gives rise to such obligation to contribute. No indemnified party guilty or liable of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e)          The provisions of this Section 10 shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party or any officer, director or controlling person of such indemnified party and shall survive the Transfer of any Registrable Securities by any Holder.

Section 11.          Rule 144 Compliance.  With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company shall use its reasonable best efforts to:

(a)          make and keep public information available, as those terms are understood and defined in Rule 144;

(b)         file with the SEC in a timely manner all reports and other documents required of the Company to be filed under the Securities Act and the Exchange Act; and

(c)         furnish to any Investor Holder, promptly upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act.

Section 12.          Miscellaneous.

(a)          No Inconsistent Agreements.  Other than agreements with any A/N Party and/or any Cox Party, the Company represents and warrants that it has not entered into, and agrees that it will not enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Investor Holders under this Agreement.

(b)         Successors and Assigns.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither this Agreement nor any right, benefit, remedy, obligation or liability arising hereunder may be assigned by any party without the prior written consent of the other parties, and any attempted assignment without such consent shall be null and void and of no effect, except that (i) the Company may assign this Agreement at any time in connection with a sale or acquisition of the Company, whether by merger, consolidation, sale of all or substantially all of the Company’s assets, or similar transaction, without the consent of any other party or Holders; provided that if the successor or acquiring Person has publicly traded common stock, such Person shall agree in writing to assume all of the Company’s rights and obligations under this Agreement and (ii) an Investor Holder may assign its rights under this Agreement to a Permitted Transferee without the consent of the Company or any other Holder, in which case such Permitted Transferee shall, upon executing and delivering a counterpart to this Agreement in the form attached hereto as Exhibit A to the Company and each other Investor Holder, have the rights and benefits of, and shall be subject to the restrictions contained in, this Agreement as if such Permitted Transferee had originally been a party to this Agreement as an Investor Holder.

(c)          No Third-Party Beneficiaries.  This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement; provided, however, that the parties hereto hereby acknowledge that the Persons set forth in Section 10 shall be express third-party beneficiaries of the obligations of the parties hereto set forth in Section 10.

(d)          Remedies; Specific Performance.  In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach shall be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by law, it being agreed by the parties that the remedy at law, including monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense or objection in any action for specific performance or injunctive relief for which a remedy at law would be adequate is hereby waived.

(e)          No Waivers.  No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(f)          Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware.

(g)          Jurisdiction and Venue.  The parties hereto hereby irrevocably submit to the jurisdiction of the Delaware Court of Chancery or, in the event (but only in the event) that such court does not have subject matter jurisdiction over such action or proceeding, in the United States District Court for the District of Delaware in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in the Delaware Court of Chancery, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such action or proceeding, in the United States District Court for the District of Delaware, or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in the Delaware Court of Chancery, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such action or proceeding, in the United States District Court for the District of Delaware. The parties hereto hereby consent to and grant the Delaware Court of Chancery, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such action or proceeding, the United States District Court for the District of Delaware, jurisdiction over the person of such parties and, to the extent permitted by law, over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 12(h) or in such other manner as may be permitted by law shall be valid and sufficient service thereof. EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS TO TRIAL BY JURY IN CONNECTION WITH ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(h)          Notices.  Any notice, demand, request, waiver, or other communication under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service, if personally served or sent by e-mail (provided that no transmission error is received by the sender); on the Business Day after such communication is delivered to a courier or mailed by express mail, if sent by courier delivery service or express mail for next day delivery; and on the third day after mailing, if mailed to the party to whom notice is to be given by first class mail, registered, return receipt requested, postage prepaid and addressed as follows:

If to the Company:

Charter Communications, Inc.
400 Washington Blvd.
Stamford, CT 06902
Attention:	Executive Vice President, General Counsel and Corporate Secretary
E-Mail:	[***]
[***]

with a copy (which shall not constitute notice) to:

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, NY 10019

Attention:	Steven A. Cohen, Esq.
John L. Robinson, Esq.
Steven R. Green, Esq.
E-Mail:	SACohen@wlrk.com
JLRobinson@wlrk.com
SRGreen@wlrk.com

If to any Cox Party:

6205-A Peachtree Dunwoody Road
Atlanta, GA 30328
Attention:	Executive Vice President, Chief Legal Officer and Corporate Secretary
E-Mail:	[***]

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP
330 N Wabash Ave #2800
Chicago, IL 60611
Attention:	Bradley Faris;
Victoria VanStekelenburg
E-Mail:	Bradley.Faris@lw.com
Victoria.VanStekelenburg@lw.com

If to any A/N Party:

Advance/Newhouse Partnership
One World Trade Center
New York, New York 10007
Attention:	Chief Legal Officer
Email:	[***]

with a copy (which shall not constitute notice) to:

Advance/Newhouse Partnership
6350 Court St.
East Syracuse, NY 13057
Attention:	[***]
E-Mail:	[***]

with a copy (which shall not constitute notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019
Attention:	Robert B. Schumer
Michael E. Vogel
Lara B. Solomons
E-Mail:	RSchumer@paulweiss.com
MVogel@paulweiss.com
LSolomons@paulweiss.com

(i)          Headings.  The headings and other captions in this Agreement are for convenience and reference only and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

(j)          Counterparts.  This Agreement may be signed in any number of identical counterparts, each of which shall be deemed an original instrument (including signatures delivered via facsimile or electronic mail) and all of which together shall constitute one and the same instrument. The parties hereto may deliver this Agreement by facsimile or by electronic mail and each party shall be permitted to rely upon the signatures so transmitted to the same extent and effect as if they were original signatures.

(k)         Entire Agreement.  This Agreement, together with the Specified Documents, contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes and replaces all other prior agreements, written or oral, among any of the parties hereto with respect to the subject matter hereof, including the Existing Registration Rights Agreement and any and all other prior registration rights or similar agreements of the Company or any of its subsidiaries.

(l)          Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(m)        Amendments.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the prior written consent of (i) the Company, (ii) Cox (so long as any Cox Holder holds any Registrable Securities) and (iii) A/N (so long as any A/N Holder holds any Registrable Securities).

(n)         Further Assurances.  Each party to this Agreement shall cooperate and take such action as may be reasonably requested by another party to this Agreement in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

(o)         Termination.  This Agreement shall terminate and be of no further force and effect (i) with respect to each A/N Holder, upon the earliest time as the A/N Parties hold of record an equity interest in the Company of less than 5% on a Fully Exchanged Basis in the aggregate and (ii) with respect to each Cox Holder, upon the earliest time as the Cox Parties hold of record an equity interest in the Company of less than 5% on a Fully Exchanged Basis in the aggregate, except, in the case of each of clause (i) and (ii), for the provisions of Section 9, Section 10 and this Section 12 which shall survive such termination.

(p)         Registration Waiver. By written notice (an “Opt-Out Notice”) delivered to the Company, any Investor Holder (an “Opting-Out Holder”) may elect to waive its right to participate in a Registration, until such time as the written notice is rescinded in writing. From the date of the Opt-Out Notice until such time as the Opt-Out Notice has been rescinded in writing: (a) the Opting-Out Holder shall not receive notices of any proposed Registration and (b) shall not be entitled to participate in any such Registration.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

CHARTER COMMUNICATIONS, INC.

By:	/s/ Jessica M. Fischer
	Name:	Jessica M. Fischer
	Title:	Chief Financial Officer

COX ENTERPRISES, INC.

By:	/s/ Dallas S. Clement
	Name:	Dallas S. Clement
	Title:	President

COX COMMUNICATIONS EQUITY HOLDINGS, INC.

By:	/s/ Dallas S. Clement
	Name:	Dallas S. Clement
	Title:	President

ADVANCE/NEWHOUSE PARTNERSHIP

By:	/s/ Steven A. Miron
	Name:	Steven A. Miron
	Title:	Chief Executive Officer

Exhibit A

Form of Counterpart

[NAME OF PERMITTED TRANSFEREE]

By:
Name:
Title:

Address for Notices:
[●]
Attention:[●]
Phone: [●]
E-Mail: [●]

with a copy (which shall not constitute notice) to:

[●]
Attention:[●]
Phone:	[●]
E-Mail:	[●]

Exhibit B

List of Underwriters

[***]